SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

AVVAA WORLD HEALTH CARE PRODUCTS, INC.
(Name of Registrant as Specified in Its Charter)

—————————————————————————————
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ________________________________________________________________
(2)	Aggregate number of securities to which transaction applies: ________________________________________________________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: ________________________________________________________________
(5)	Total fee paid: ________________________________________________________________

☐ Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed: ________________________________________________________________

AVVAA WORLD HEALTH CARE PRODUCTS, INC
BOX 459, 1710 SHUSWAP AVE
LUMBY,BC, CANADA V0E 2G0
(250) 547-2048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 9, 2007

Notice is hereby given that a Special Meeting of Shareholders of AVVAA WORLD HEALTH CARE PRODUCTS, INC a Nevada corporation (the “Company”), will be held at 2:00 PM Pacific Daylight  Time on October 9, 2007, at 1710 Shuswap Ave., Lumby, BC, Canada V0E 2G0 for the following purposes:

1.	To amend the Articles of Incorporation to authorize 200,000,000 shares of preferred stock, $0.001 par value.
2.	To amend the Articles of Incorporation to increase the number of authorized shares of our common stock from 750,000,000 to 1,500,000,000.
3.	To approve the reservation of 75,000,000 shares of our common stock for distribution under the 2007 Stock Option Plan.

The Board of Directors has fixed the close of business on August 16, 2007 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Special Meeting. We urge you to sign and return the enclosed Proxy as promptly as possible, whether or not you plan to attend the meeting. The Proxy should be returned in the enclosed postage prepaid envelope. If you do attend the Special Meeting, you may then withdraw your Proxy. The Proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors,

/s/ John Farley
JOHN FARLEY,
CHIEF EXECUTIVE OFFICER

Lumby, BC
August 16, 2007

AVVAA WORLD HEALTH CARE PRODUCTS, INC.
BOX 459, 1710 SHUSWAP AVE
LUMBY, BC, CANADA V0E 2G0
(250) 547- 2048
PROXY STATEMENT
AUGUST 16, 2007

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2007

GENERAL INFORMATION

General

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors”) of AVVAA World Health Care Products, Inc., a Nevada corporation (the “Company”), to the shareholders of the Company in connection with a solicitation of proxies for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 2:00 PM Pacific Daylight Time on October 9, 2007 at AVVAA World Health Care Products, Inc. executive offices located at 1710 Shuswap Ave., Lumby, BC, Canada V0E 2G0 and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about August 27, 2007. The Company’s principal executive office is located at Box 459, 1710 Shuswap Ave, Lumby, BC, Canada V0E 2G0.

Entitlement To Vote

If you are a registered holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the Special meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting Of Proxies

You can vote the shares that you own of record on the record date by either attending the Special meeting in person or by filling out and sending in a proxy in respect of the shares that you own.  Your execution of a proxy will not affect your right to attend the Special meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the Special meeting;

(b)	executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the Special meeting; or

(c)
attending at the Special meeting, giving affirmative notice at the Special meeting that you intend to revoke your proxy and voting in person.    Please note that your attendance at the Special meeting will not, in and of   itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Special meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy.  If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting.  The shares represented by each proxy will also be voted for or against such other matters as may properly come before the Special meeting in the discretion of the persons named in the proxy as proxy holders.  We are not aware of any other matters to be presented for action at the Special meeting other than those described herein.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to AVVAA World Health Care Products, Inc., Box 459, 1710 Shuswap Ave, Lumby, BC, Canada V0E 2G0, Attention: John Farley, Chief Executive Officer.

Record Date And Shares Entitled To Vote

Our Board of Directors has fixed the close of business on August 16, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Special meeting.  At the record date, there were 749,458,989 shares of our common stock issued, outstanding, and entitled to vote at the Special meeting.  Holders of common stock are entitled to one vote at the Special meeting for each share of common stock held of record at the record date.  There are no separate voting groups or separate series of stock and no shares of preferred stock outstanding.  There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders.  The required quorum for the transaction of business at the Special meeting is a majority of our issued and outstanding shares as of the record date.

In order to be counted for purposes of determining whether a quorum exists at the Special meeting, shares must be present at the Special meeting either in person or represented by proxy.  Shares that will be counted for purposes of determining whether a quorum exists will include:

1.	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

2.	shares represented by properly executed proxies for which no instruction has been given; and

3.	broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

Proposal One – Authorization and Issuance of 200,000,000 shares of Preferred Stock, $0.001 par value: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to our Articles of Incorporation to effect the authorization of 200,000,000 shares of Preferred Stock, $0.001 par value.  These Preferred Shares will have Super Voting Power (5:1 compared to the Company’s common stock).  These Preferred Shares will have preferential treatment in the event of liquidation (8X) and the Preferred Shares can be converted at the option of the holder to Common Shares after one year, on a 2 to 1 share basis.  Seventy-Five (75%) percent of these Preferred Shares will be issued to specified pre-existing shareholders and Twenty-Five (25%) of the Preferred Shares will be issued to an individual or individuals to be named at a later date.

Proposal Two – Increase in Authorized Shares:The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to our Articles of Incorporation to effect an increase in the authorized number of shares of our common stock.

Proposal Three – Approval of the Reservation of 75,000,000 shares of Common Stock Under the 2007 Stock Option Plan:  The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the reservation of 75,000,000 shares of our common stock for distribution under the 2007 Stock Option Plan.  Stockholders may vote in favor of or against any of these proposals, or they may abstain.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against these proposals.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in our proxy statement for our 2007 Special meeting of shareholders. To be eligible for inclusion in our 2007 proxy statement, any such proposals must be delivered in writing to our Corporate Secretary at Box 459, 1710 Shuswap Ave, Lumby, BC 33431 no later than September 6, 2007 and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement. Notice of a shareholder’s proposal submitted for consideration at the Special meeting of shareholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on September 7, 2007 and the persons named in the proxies solicited for the 2007 Special Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Other Matters

It is not expected that any matters other than those referred to in this proxy statement will be brought before the Special meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Special meeting.

Communication With Board Of Directors

Security holders can send communications to our Board of Directors by either telefax or regular mail at our headquarters. The correspondence should be addressed to Mr. Farley, the chairman of our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 16, 2007 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock, (ii) each of our directors and executive officers, and (iii) all directors and officers as a group.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following August 16, 2007 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

John Farley	4,317,500 (2)	0.57% •
89 Harris Creek Road
Lumby, B.C. V0E 2G1

Officers and Directors as a Group (1)	4,317,500 (2)	0.57% •

• - Less than 1%

(1)
Based on 749,458,989 shares issued and outstanding as of August 16, 2007.  This amount does not include the 14,450,000 shares issuable upon exercise of options granted in our 2004 and 2005 Stock Option Plans or the 106,318,348 shares of common stock issuable in connection with the exercise of warrants.

(2)
Includes 2,610,000 shares held by Lorie Campbell-Farley, Mr. Farley’s wife. In addition, 300,000 shares owned by Mr. Farley, included in this amount, are being held as security by a third party against a share loan.  This amount does not include 4,150,000 shares underlying options issued to John Farley and 200,000 options issued to Lorie Campbell-Farley.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following information relates to compensation received by our officers in fiscal year ending May 31, 2006, 2005, and 2004 whose salary and compensation exceeded $100,000.  In fiscal year ending May 31, 2004, John Farley, our President, Chief Executive Officer and director received $102,000 in compensation. In fiscal year ending May 31, 2005, John Farley, our President, Chief Executive Officer and director received $102,000 in compensation.  In fiscal year ending May 31, 2006, John Farley, our President, Chief Executive Officer and director received $102,000 in compensation.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options

John Farley	2006	$102,000	0	0	0	2,500,000
President and CEO	2005	$102,000	0	0	0	250,000
	2004	$102,000	0	0	0	1,200,000

Option Grants Table. The following table sets forth information concerning individual grants of stock options to purchase our common stock made to the executive officer named in the Summary Compensation Table during fiscal year ended May 31, 2006.

OPTIONS GRANTS IN PRESENT FISCAL YEAR
(Commencing June 1, 2004)
(Individual Grants)

Name	Number of securities underlying options granted (#)	Percent of total options granted to employees in last fiscal year	Exercise or base Price ($/Share)	Expiration Date

John Farley (1)	1,200,000 (4)	46.15%	(5)	June 24, 2009
John Farley (2)	250,000	9.62%	(6)	March 6, 2010
John Farley (3)	2,500,000(7)	25%	(6)	April 3, 2011
Chuck Austin (1)	300,000	11.54%	(6)	June 24, 2009
Chuck Austin (2)	250,000	9.62%	(6)	March 6, 2010
Chuck Austin (3)	500,000	5%	(6)	April 3, 2011

(1)	Options issued from the 2004 Stock Option Plan.
(2)	Options issued from the 2005 Stock Option Plan.
(3)	Options issued from the 2006 Stock Option Plan.
(4)	Includes 200,000 options issued to Lorie Campbell-Farley, John’s wife and an employee.
(5)
The exercise price for 1,000,000 options granted to John Farley is 110% of the fair market value of our common stock on the grant date. The other 200,000 options granted to Lorie Campbell-Farley is 100% of the fair market value of our common stock on the grant date.

(6)	The exercise price for the options granted is 100% of the fair market value of our common stock on the grant date.
(7)	Includes 500,000 options issued to Lorie Campbell-Farley, John’s wife and an employee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Advances and Transactions

There are no related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-B apart from the following:

Related Party Advances and Transactions

		May 31, 2006 $	May 31, 2005 $

(a)	Balances

(i)	Shield-Tech Products Inc.	507,765	445,588
(ii)	Directors and/or officers	920,930	599,719
(iii)	Due to former officer	56,438	49,528

		1,485,133	1,094,835

(b)	Transactions

(i)
Shield-Tech Products Inc., a company in which the President of the Company has a significant influence on, conducted research and incurred development expenditures on the Company’s behalf. The advances are without interest, unsecured and due on demand.

(ii)	The advances from directors and/or officers are unsecured, non-interest bearing, and due on demand.

(iii)
The remaining amount owing to a former officer in connection with the failed acquisition of 5943609 B.C. Ltd. (dba Mystic Mountain Body and Spa Products) (“Mystic”) in fiscal 2004 are secured by promissory notes, non-interest bearing and due on demand. The Company and Mystic decided to terminate the acquisition agreement in fiscal 2004 but have not yet settled the terms.

(iv)	Six directors/officers were paid/accrued $459,588 for the year ended May 31, 2006 (2005 – $599,719) for consulting services rendered.

None of the directors, executive officers nor any member of the immediate family of any director or executive officer has been indebted to us since its inception. We have not and do not intend to enter into any additional transactions with our management or any nominees for such positions. We have not and do not intend to enter into any transactions with our beneficial owners.

Our management is involved in other business activities and may, in the future become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between our business and their other business interests. We have not and do not intend in the future to formulate a policy for the resolution of such conflicts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We are not aware of any person that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended May 31, 2006.

PROPOSALS FOR SHAREHOLDER APPROVAL

The following material sets forth two proposals. The current Board of Directors controls the voting of approximately shares of Common Stock or 0.57% of the shares issued and outstanding and entitled to vote. The Directors intend to vote all of their shares in favor of each proposal.

Proposal One:
Amendment to the Company’s Articles of Incorporation to Effect the Authorization and Issuance of 200,000,000 shares of Preferred Stock, par value $0.001.

The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to the Company’s Articles of Incorporation to effect the authorization of 200,000,000 shares of Preferred Stock, par value $0.001.  A copy of the proposed amendment to our Articles of Incorporation affecting the authorization of 200,000,000 shares of Preferred Stock is attached hereto as Exhibit A.  These Preferred Shares will have Super Voting Power (5:1 compared to the Company’s common stock).

These Preferred Shares will have preferential treatment in the event of liquidation (8X) and the Preferred Shares can be converted at the option of the holder to Common Shares after one year, on a 2 to 1 share basis.  Seventy-Five (75%) percent of these Preferred Shares will be issued to specified pre-existing shareholders and Twenty-Five (25%) of the Preferred Shares will be issued to an individual or individuals to be named at a later date.

If the stockholders approve the proposed amendment, the Board of Directors may proceed to file the amendment, thereby authorizing the preferred stock effective upon the filing of such amendment.  The Board of Directors may, in its discretion, abandon the amendment to authorize the preferred stock.  If the Board of Directors determines that it is in the best interests of the Company and its stockholders to proceed with the authorization of the preferred stock, the Board of Directors will, subject to stockholder approval, file with the Secretary of State of the State of Nevada a Certificate of Amendment to the Company's Articles of Incorporation authorizing the preferred stock as set forth in this proposal.

Proposal Two:
Amendment to the Company’s Articles of Incorporation to
Increase the Authorized Number of Shares of Common Stock

The stockholders are being asked to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 750,000,000 to 1,500,000,000.  On August 16, 2007, the Company's Board of Directors adopted resolutions approving and authorizing the amendment and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting.  A copy of the proposed amendment to our Articles of Incorporation affecting the increase in our authorized shares is attached hereto as Exhibit A.  The Board determined that the amendment is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.

If the stockholders approve the proposed amendment, the Board of Directors may proceed to file the amendment, thereby making the increase in authorized capital effective upon the filing of such amendment.  The Board of Directors may, in its discretion, abandon the amendment to increase the authorized capital.  If the Board of Directors determines that it is in the best interests of the Company and its stockholders to proceed with the increase in authorized capital, the Board of Directors will, subject to stockholder approval, file with the Secretary of State of the State of Nevada a Certificate of Amendment to the Company's Articles of Incorporation increasing the Company's authorized capital as set forth in this proposal.

The Company's Articles of Incorporation currently authorize the issuance of up to 750,000,000 shares of common stock, $.001 par value per share.  Of the 750,000,000 shares of common stock currently authorized, as of the close of business on August 16, 2007, there were 749,458,989 shares of common stock issued and outstanding.  This amount does not include the 14,450,000 shares issuable upon exercise of options granted in our 2004 and 2005 Stock Option Plans or the 106,318,348 shares of common stock issuable in connection with the exercise of warrants.

Reasons for Increase

The Board of Directors has proposed this amendment to ensure that the Company has sufficient shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to employees, and payments of stock dividends, stock splits or other recapitalizations.  The Company considers from time to time acquisitions, equity financings, strategic relationships and other transactions as market conditions or other opportunities arise.  Without an increase in the shares of common stock authorized for issuance, the Company might not be able to conclude any such transaction in a timely fashion.

Effect of Increase

If the stockholders approve the proposed amendment, the Board may cause the issuance of additional shares of common stock without further vote of the stockholders of the Company, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any national securities exchange on which shares of common stock of the Company may then be listed.  Under the Company's Articles of Incorporation, the Company's stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of common stock.

In addition, if the Board elects to cause the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the voting power and earnings per share of existing stockholders.

The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board in proposing the amendment.  For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors.  As of the date of this Proxy Statement, the Board is not aware of any attempt or plan to obtain control of the Company.

Proposal Three:
Approval of the Reservation of 75,000,000 shares of our Common Stock to be
Distributed Under the 2007 Stock Option Plan.

The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the reservation of 75,000,000 shares of our common stock for distribution under the 2007 Stock Option Plan.  On August 16, 2007, the Company's Board of Directors adopted resolutions approving and authorizing the reservation and directing that the reservation be submitted to a vote of the stockholders at the Annual Meeting.   The Board determined that the reservation is in the best interests of the Company and its stockholders and unanimously recommends approval by the stockholders.

If the stockholders approve the proposed reservation, the Board of Directors may proceed to affirmatively reserve 75,000,000 shares of our common stock.  The Board of Directors may, in its discretion, abandon the reservation of 75,000,000 shares of our common stock to be distributed under the 2007 Stock Option Plan, as the 2007 Stock Option Plan has yet to be finalized.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our company.

AVVAA WORLD HEALTH CARE PRODUCTS

Special Meeting of Shareholders

October 9, 2007
2:00 PM Pacific Daylight Time.

You May Vote by Mail
(see instructions on reverse side)

YOUR VOTE IS IMPORTANT

PROXY

AVVAA WORLD HEALTH CARE PRODUCTS, INC.

This Proxy is Solicited on Behalf of the Board of Directors.

John Farley with the power of substitution, is hereby authorized to represent the undersigned at the Special Meeting of Shareholders of AVVAA World Health Care Products to be held at 1710 Shuswap Ave., Lumby, BC, Canada V0E 2G0, on October 09, 2007, at 2:00 PM Pacific Daylight Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Special Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, SIGN AND DATE THIS CARD IN THE SPACES ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[SEE REVERSE SIDE ]

☒ Please mark votes as in this sample.

PROPOSAL ONE:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZATION AND ISSUANCE OF 200,000,000 SHARES OF PREFERRED STOCK. THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED “FOR” THESE MATTERS.

1. To authorize and issue 200,000,000 shares of Preferred Stock, par value $0.001.

FOR                                 AGAINST                                             ABSTAIN 

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT 

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:	Date:
Print Name:

Signature:	Date:
Print Name:

PROPOSAL TWO:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE INCREASE IN ITS AUTHORIZED SHARES OF COMMON STOCK TO 1,500,000,000.  THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED “FOR” THESE MATTERS.

2. To increase the Company’s authorized shares of common stock to 1,500,000,000 shares.

FOR                                 AGAINST                                             ABSTAIN 

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT 

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:	Date:
Print Name:

Signature:	Date:
Print Name:

PROPOSAL THREE:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESERVATION OF 75,000,000 SHARES OF OUR COMMON STOCK FOR DISTRIBUTION UNDER THE 2007 STOCK OPTION PLAN.  THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED “FOR” THESE MATTERS.

3. To approve the Company’s reservation of 75,000,000 shares of the Company’s common stock for distribution under the 2007 Stock Option Plan.

FOR   ☐                                AGAINST  ☐                                            ABSTAIN  ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT 

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:	Date:
Print Name:

Signature:	Date:
Print Name: